EXHIBIT 10.67

AMENDED AND RESTATED GUARANTY

This AMENDED AND RESTATED GUARANTY (“Guaranty”) is executed as of December 29, 2006, by PRIME GROUP REALTY, L.P., a Delaware limited partnership (whether one or more collectively referred to as “Guarantor”), for the benefit of WELLS FARGO BANK, N.A., as trustee for the registered holders of COBALT CMBS COMMERCIAL MORTGAGE TRUST 2006-C1, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-C1 (“Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Promissory Note, dated of even date herewith, executed by CONTINENTAL TOWERS ASSOCIATES III, LLC, a Delaware limited liability company (“Borrower”), and payable to the order of Lender in the original principal amount of $41,400,000.00 (together with all renewals, modifications, increases and extensions thereof, the “Note”), Borrower has become indebted, and may from time to time be further indebted, to Lender with respect to a loan (“Loan”) which is secured by the lien and security interest of an Amended and Restated Mortgage, Security Agreement and Fixture Financing Statement, of even date herewith (the “Mortgage”), and further evidenced, secured or governed by other instruments and documents executed in connection with the Loan, including an Amended and Restated Environmental and Hazardous Substance Indemnification Agreement (the “Environmental and Hazardous Substance Indemnification Agreement”) (the Note, Mortgage, the Environmental and Hazardous Substance Indemnification Agreement, and all other such documents and instruments executed in connection with the Loan may be referred to as the “Loan Documents”); and

WHEREAS, Lender is not willing to make the Loan, or otherwise extend credit, to Borrower unless Guarantor unconditionally guarantees payment and performance to Lender of the Guaranteed Obligations (as herein defined);

WHEREAS, PGRT Equity, L.L.C., a wholly owned subsidiary of Guarantor, and Lender are parties to that certain Amended and Restated Subordination and Standstill Agreement dated as of the date hereof; and

WHEREAS, Guarantor as the parent of Second Lender will directly benefit from Lender’s making the Loan to Borrower.

NOW, THEREFORE, as an inducement to Lender to make the Loan to Borrower, and to extend such additional credit as Lender may from time to time agree to extend under the Loan Documents, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

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NATURE AND SCOPE OF GUARANTY

•             Guaranty of Obligation. Guarantor hereby irrevocably and unconditionally guarantees to Lender and its successors and assigns the payment and performance of the Guaranteed Obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as a primary obligor.

•              Definition of Guaranteed Obligations. As used herein, the term “Guaranteed Obligations” means the obligations or liabilities of Borrower to Lender for any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender (including attorneys’ fees and costs reasonably incurred) arising out of or in connection with the following:

(a)          all amounts for which Borrower is liable under Sections 2.04(b) and (c) of the Note; and

(b)          the payment and performance of all of the obligations of Borrower under the Environmental and Hazardous Substance Indemnification Agreement.

Notwithstanding anything to the contrary in any of the Loan Documents, Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt secured by the Mortgage or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Loan Documents.

•              Nature of Guaranty. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by Guarantor and after (if Guarantor is a natural person) Guarantor’s death (in which event this Guaranty shall be binding upon Guarantor’s estate and Guarantor’s legal representatives and heirs). The fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced shall not release or discharge the obligation of Guarantor to Lender with respect to the Guaranteed Obligations. This Guaranty may be enforced by Lender and any subsequent holder of the Note and shall not be discharged by the assignment or negotiation of all or part of the Note.

•             Guaranteed Obligations Not Reduced by Offset. The Guaranteed Obligations and the liabilities and obligations of Guarantor to Lender hereunder, shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower, or any other party, against Lender or against payment of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

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•             Payment By Guarantor. If all or any part of the Guaranteed Obligations shall not be punctually paid when due, whether at demand, maturity, acceleration or otherwise, Guarantor shall, immediately upon demand by Lender, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Obligations to Lender at Lender’s address as set forth herein. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligations, and may be made from time to time with respect to the same or different items of Guaranteed Obligations. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

•              No Duty To Pursue Others. It shall not be necessary for Lender (and Guarantor hereby waives any rights which Guarantor may have to require Lender), in order to enforce the obligations of Guarantor hereunder, first to (i) institute suit or exhaust its remedies against Borrower or others liable on the Loan or the Guaranteed Obligations or any other person, (ii) enforce Lender’s rights against any collateral which shall ever have been given to secure the Loan, (iii) enforce Lender’s rights against any other guarantors of the Guaranteed Obligations, (iv) join Borrower or any others liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty, (v) exhaust any remedies available to Lender against any collateral which shall ever have been given to secure the Loan, or (vi) resort to any other means of obtaining payment of the Guaranteed Obligations. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.

•             Waivers. Guarantor agrees to the provisions of the Loan Documents, and hereby waives notice of (i) any loans or advances made by Lender to Borrower, (ii) acceptance of this Guaranty, (iii) any amendment or extension of the Note, the Mortgage or of any other Loan Documents, (iv) the execution and delivery by Borrower and Lender of any other loan or credit agreement or of Borrower’s execution and delivery of any promissory notes or other documents arising under the Loan Documents or in connection with the Trust Property (as defined in the Mortgage), (v) the occurrence of any breach by Borrower or an Event of Default, (vi) Lender’s transfer or disposition of the Guaranteed Obligations, or any part thereof, (vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Obligations, (viii) protest, proof of non-payment or default by Borrower, or (ix) any other action at any time taken or omitted by Lender, and, generally, all demands and notices of every kind in connection with this Guaranty, the Loan Documents, any documents or agreements evidencing, securing or relating to any of the Guaranteed Obligations and the obligations hereby guaranteed.

•             Payment of Expenses. In the event that Guarantor should breach or fail to timely perform any provisions of this Guaranty, Guarantor shall, immediately upon demand by Lender, pay Lender all reasonable, out-of-pocket costs and expenses (including court costs and reasonable attorneys’ fees) incurred by Lender in the enforcement hereof or the preservation of Lender’s rights hereunder. The covenant contained in this Section shall survive the payment and performance of the Guaranteed Obligations.

•             Effect of Bankruptcy. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision

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thereunder, Lender must rescind or restore any payment, or any part thereof, received by Lender in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Lender shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of Borrower and Guarantor that Guarantor’s obligations hereunder shall not be discharged except by Guarantor’s performance of such obligations and then only to the extent of such performance.

•             Waiver of Subrogation, Reimbursement and Contribution. Notwithstanding anything to the contrary contained in this Guaranty, Guarantor hereby unconditionally and irrevocably waives, releases and abrogates until the end of the Waiver Period (as hereunder defined), any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Lender), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Obligations for any payment made by Guarantor under or in connection with this Guaranty or otherwise. As used herein, “Waiver Period” shall mean ninety-one (91) days from the payment in full of the indebtedness secured by the Mortgage and Borrower’s failure within such ninety-one (91) day period to be subject to a bankruptcy action or otherwise in violation of Section 55 of the Mortgage.

•              Borrower. The term “Borrower” as used herein shall include any new or successor corporation, association, partnership (general or limited), joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of Borrower or any interest in Borrower.

•             Indemnity. Guarantor shall indemnify, defend and hold harmless Lender and its successors and assigns from and against the following (which may be referred to herein as “Indemnified Matters”): any and all liabilities, obligations, claims, demands, damages, judgments, costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements), imposed upon or incurred by or asserted against Lender and/or its successors and assigns by reason of a default by Guarantor in the performance of any of the Guaranteed Obligations. The foregoing indemnity shall specifically not include any such costs to the extent incurred as the direct result of Lender’s gross negligence or willful misconduct.

•	Indemnification Procedures.

(a)          If any action shall be brought against Lender based upon any of the matters for which Lender is indemnified hereunder, Lender shall notify Guarantor in writing thereof and Guarantor shall promptly assume the defense thereof, including, without limitation, the employment of counsel acceptable to Lender; provided, however, that any failure of Lender to notify Guarantor of such matter shall not impair or reduce the obligations of Guarantor hereunder. Lender shall have the right, at the expense of Guarantor (which expense shall be included in the Indemnified Matters), to employ separate counsel in any such action and to participate in the defense thereof. In the event Guarantor shall fail to discharge or undertake to defend Lender against any claim, loss or liability for which Lender is indemnified hereunder, Lender may, at its sole option and

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election, defend or settle such claim, loss or liability. The liability of Guarantor to Lender hereunder shall be conclusively established by such settlement, provided such settlement is made in good faith, the amount of such liability to include both the settlement consideration and the actual, out-of-pocket costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements, incurred by Lender in effecting such settlement. In such event, such settlement consideration, actual, out-of-pocket costs and expenses shall be included in the Indemnified Matters and Guarantor shall pay the same as hereinafter provided. Lender’s good faith in any such settlement shall be conclusively established if the settlement is made on the advice of independent legal counsel for Lender.

(b)          Guarantor shall not, without the prior written consent of Lender: (i) settle or compromise any action, suit, proceeding or claim or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Lender of a full and complete written release of Lender (in form, scope and substance satisfactory to Lender in its sole discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or (ii) settle or compromise any action, suit, proceeding or claim in any manner that may adversely affect Lender or obligate Lender to pay any sum or perform any obligation as determined by Lender in its sole discretion.

(c)          All amounts owed by Guarantor to Lender that are Indemnified Matters shall be immediately reimbursable to Lender when and as such payment obligations are incurred by Lender and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceeding, and Guarantor shall pay to Lender any and all amounts owed by Guarantor to Lender that are Indemnified Matters within ten (10) business days after written notice from Lender itemizing the amounts thereof incurred to the date of such notice. In addition to any other remedy available for the failure of Guarantor to periodically pay such amounts owed by Guarantor to Lender that are Indemnified Matters, such amounts, if not paid within said ten-day period, shall bear interest at the Default Interest Rate (as defined in the Note).

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EVENTS AND CIRCUMSTANCES NOT REDUCING

OR DISCHARGING GUARANTOR’S OBLIGATIONS

Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor’s obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

•              Modifications. Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Guaranteed Obligations, the Note, the Mortgage, the other

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Loan Documents, or any other document, instrument, contract or understanding between Borrower and Lender, or any other parties, pertaining to the Guaranteed Obligations or any failure of Lender to notify Guarantor of any such action.

•             Adjustment. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lender to Borrower or any Guarantor.

•             Condition of Borrower or Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower, Guarantor or any other party at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders, partners or members of Borrower or Guarantor; or any reorganization of Borrower or Guarantor.

•             Invalidity of Guaranteed Obligations. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including without limitation the fact that (i) the Guaranteed Obligations, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Guaranteed Obligations or any part thereof is ultra vires, (iii) the officers or representatives executing the Note, the Mortgage or the other Loan Documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, (iv) the Guaranteed Obligations violate applicable usury laws, (v) the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) unrelated to the willful misconduct or gross negligence of Lender or anyone acting by, through or under Lender which render the Guaranteed Obligations wholly or partially uncollectible from Borrower, (vi) the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible or unenforceable, or (vii) the Note, the Mortgage or any of the other Loan Documents have been forged or otherwise are irregular or not genuine or authentic through no willful misconduct or gross negligence of Lender or anyone acting by, through or under Lender, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other person be found not liable on the Guaranteed Obligations or any part thereof for any reason.

•              Release of Obligors. Any full or partial release of the liability of Borrower on the Guaranteed Obligations, or any part thereof, or of any co-guarantors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations, or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guaranteed Obligations, or that Lender will look to other parties to pay or perform the Guaranteed Obligations.

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•             Other Collateral. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations.

•              Release of Collateral. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations.

•             Care and Diligence. The failure of Lender or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security, including but not limited to any neglect, delay, omission, failure or refusal of Lender (i) to take or prosecute any action for the collection of any of the Guaranteed Obligations or (ii) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (iii) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Obligations.

•             Unenforceability. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Obligations.

•              Merger. The reorganization, merger or consolidation of Borrower into or with any other corporation or entity.

•             Preference. Any payment by Borrower to Lender is held to constitute a preference under bankruptcy laws, or for any reason Lender is required to refund such payment or pay such amount to Borrower or someone else.

•             Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Loan Documents, the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full and final payment and satisfaction of the Guaranteed Obligations.

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REPRESENTATIONS AND WARRANTIES

To induce Lender to enter into the Loan Documents and extend credit to Borrower, Guarantor represents and warrants to Lender as follows:

•              Benefit. Guarantor is the parent of Second Lender, has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations.

•             Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Note or Guaranteed Obligations; however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

•              No Representation By Lender. Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty.

•             Guarantor’s Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities. Notwithstanding the foregoing, Guarantor shall at all times while the Amended and Restated Tax Indemnity Agreement between Guarantor and Richard A. Heise dated January 10, 2006, as amended by the First Amendment to Amended and Restated Tax Indemnity Agreement dated as of even date hereof, is in effect and the obligations of Guarantor therein remain outstanding, maintain a minimum net worth of no less than $50,000,000.00 (as reasonably determined by Lender) (the “Minimum Net Worth”). Guarantor shall furnish to Lender, on or before forty-five (45) days after the end of each calendar quarter and on or before ninety (90) days after the end of each calendar year, quarterly or annual, as applicable, current financial statements detailing the assets and liabilities of Guarantor. All such financial statements shall be (i) accompanied by a certificate executed by the general partner of Guarantor stating that such statements represent fairly the financial condition of Guarantor and (ii) audited by a “Big Five” accounting firm or other independent certified public accountant acceptable to Lender or, in the event the financial statements of Prime Group Realty Trust (“Trust”), a Maryland Trust, the general partner of Guarantor, include the requisite financial information of Guarantor, the financial statements of Trust shall be so audited and provided to Lender in lieu of audited financial statements of Guarantor. Lender acknowledges that the accounting firm of Grant Thornton LLP is an accounting firm acceptable to Lender. Lender’s determination of Guarantor’s net worth shall include as an add back for accumulated depreciation on consolidated and unconsolidated properties and joint ventures and properties held for sale. Notwithstanding anything herein to the contrary, in the event Guarantor fails at any time to maintain the Minimum Net Worth, such failure shall not constitute an Event of Default

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under this Guaranty or the Loan Documents. Any such failure shall, however, result in a Cash Restriction Condition (as defined in the Cash Management Agreement constituting a part of the Loan Documents), subject to the terms of the Cash Management Agreement constituting a part of the Loan Documents.

•             Legality. The execution, delivery and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, mortgage, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor. This Guaranty is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights.

•              Survival. All representations and warranties made by Guarantor herein shall survive the execution hereof.

•

SUBORDINATION OF CERTAIN INDEBTEDNESS

•              Subordination of All Guarantor Claims. As used herein, the term “Guarantor Claims” shall mean all debts and liabilities of Borrower to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. The Guarantor Claims shall include without limitation all rights and claims of Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of Guarantor’s payment of all or a portion of the Guaranteed Obligations. Upon the occurrence and during the continuance of an Event of Default, prior to the repayment of the Loan, Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other party any amount upon the Guarantor Claims.

•             Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief, or other insolvency proceedings involving Guarantor as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Guarantor hereby assigns such dividends and payments to Lender. Should Lender receive, for application upon the Guaranteed Obligations, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower and Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment to Lender in full of the Guaranteed Obligations, Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Obligations, and

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such subrogation shall be with respect to that proportion of the Guaranteed Obligations which would have been unpaid if Lender had not received dividends or payments upon the Guarantor Claims.

•             Payments Held in Trust. In the event that, notwithstanding anything to the contrary in this Guaranty, Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, Guarantor agrees to hold in trust for Lender an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to Lender, and Guarantor covenants promptly to pay the same to Lender.

•             Liens Subordinate. Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Borrower’s assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower’s assets securing payment of the Guaranteed Obligations, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attach. Without the prior written consent of Lender, Guarantor shall not (i) exercise or enforce any creditor’s right it may have against Borrower, or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interests, collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor.

•

MISCELLANEOUS

•             Waiver. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

•              Notices. All notices given hereunder shall be in writing and shall be either hand delivered or mailed, by registered U.S. mail, Return Receipt Requested, first class postage prepaid, to the parties at their respective addresses below or at such other address for any party as such party may designate by notice to the other parties hereto:

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To Lender:	Wells Fargo Bank, N.A., as trustee for the registered holders of Cobalt CMBS Commercial Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1

c/o CWCapital LLC

One Charles River Place

63 Kendrick Street

Needham, Massachusetts 02494

Attention:	Legal Division
Telecopier:	(781) 707-9397
Re:	Continental Towers,

Rolling Meadows, Illinois

Wells Fargo Bank, N.A., as trustee for the registered holders of Cobalt CMBS Commercial Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1

c/o CWCapital LLC

One Charles River Place

63 Kendrick Street

Needham, Massachusetts 02494

Attention:	Servicing Division
Telecopier:	(781) 707-9498

or any other servicer of the Loan

Re:	Continental Towers,

Rolling Meadows, Illinois

To Guarantor:	Prime Group Realty, L.P.

c/o Prime Group Realty Trust

77 West Wacker Drive, Suite 3900

Chicago, Illinois 60601

Attention:	Jeffrey Patterson
Telecopier:	(312) 917-1684

Prime Group Realty, L.P.

c/o Prime Group Realty Trust

77 West Wacker Drive, Suite 3900

Chicago, Illinois 60601

Attention:	James Hoffman
Telecopier:	(312) 917-1684
with copies to:	Winston & Strawn LLP

Attention: Christine Graff

35 W. Wacker Drive

Chicago, Illinois 60601-9703

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•             Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State in which the real property encumbered by the Mortgage is located and the applicable laws of the United States of America.

•             Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

•             Amendments. This Guaranty may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

•             Parties Bound; Assignment; Joint and Several. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Guarantor may not, without the prior written consent of Lender, assign any of its rights, powers, duties or obligations hereunder. If Guarantor consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

•             Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.

•              Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

•             Counterparts. To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

•              Rights and Remedies. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other

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instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

•             Other Defined Terms. Any capitalized term utilized herein shall have the meaning as specified in the Mortgage, unless such term is otherwise specifically defined herein.

•             Entirety. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR’S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR AND LENDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER.

•             Waiver of Right To Trial By Jury. GUARANTOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, THE NOTE, THE MORTGAGE, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS GUARANTY IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GUARANTOR.

•              Sale of Notes and Securitization. Guarantor acknowledges that Lender and its successors and assigns shall have the right to do any and all of the following: (i) sell the Security Instrument, the Note and other Loan Documents to one or more investors as a whole loan, (ii) participate the Loan secured by the Security Instrument to one or more investors, (iii) deposit the Security Instrument, the Note and other Loan Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets, (iv) otherwise sell the Loan or interest therein to investors, or (v) cause the Note, the Security Instrument and the other Loan Documents to be split into two or more notes, parts or interests, in whatever proportion Lender deems appropriate, which may be in the form of pari passu interests, senior and junior interests, or other interests, and thereafter to sell, assign, participate, syndicate or securitize all or any part of either or both of such severed or split obligations and documents (the

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transactions referred to in clauses (i) through (v) are hereinafter each referred to as “Secondary Market Transaction” or “Securitization”, and any securities secured by or evidencing ownership interests in the Note and the Security Instrument or otherwise issued in connection with a Secondary Market Transaction may be referred to as “Securities”).

Guarantor shall cooperate with Lender in effecting any such Secondary Market Transaction and shall cooperate to implement all requirements imposed by any Rating Agency involved in any Secondary Market Transaction. Without limitation, at the request of Lender Guarantor shall:

(a)          (i)          provide such financial and other information with respect to the Security Property, the Guarantor and (ii) make such representations and warranties as of the closing date of the Secondary Market Transaction with respect to the Guarantor as are customarily provided in securitization transactions and as may be reasonably requested by the holder of the Note or the Rating Agencies and consistent with the facts covered by such representations and warranties as they exist on the date thereof, including the representations and warranties made in the Loan Documents (collectively, the “Provided Information”), together, if customary, with appropriate verification and/or consents of the Provided Information through letters of auditors or opinions of counsel of independent attorneys acceptable to the Lender and the Rating Agencies;

(b)          execute such amendments to the Loan Documents as may be requested by the holder of the Note or the Rating Agencies or otherwise to effect the Secondary Market Transaction. Guarantor shall not be required to modify any documents evidencing or securing the Loan so as to modify (A) the interest rate payable under the Note, (B) the stated maturity of the Note, (C) the amortization of principal of the Note, (D) the non-recourse provisions of the Loan or (E) any other material economic term of the Loan. However, in the case of split notes, the interest rate and principal amortization may be changed, provided that for the combined obligations taken as an aggregate, the over-all interest rate and amortization of principal shall remain the same; and

(c)          to the extent not already required to be provided by Guarantor under this Agreement, Guarantor shall use reasonable efforts to satisfy the market standards to which the holder of the Note customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with any Secondary Market Transaction.

All reasonable third party costs and expenses incurred by Lender in connection with Guarantor’s complying with requests made under Section 5.14 (i) and (iv) shall be paid by the Guarantor. All reasonable actual third party costs and expenses incurred by Lender or Guarantor in connection with Guarantor’s complying with the requests made under Section 5.14(v) shall be paid by the Lender

In the event that the provisions of the Security Instrument or any Loan Documents require the receipt of written confirmation from each Rating Agency with respect to the ratings on the Certificates, or, in accordance with the terms of the transaction documents relating to a

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Secondary Market Transaction, such a rating confirmation is required in order for the consent of the Lender to be given, the Guarantor shall pay all of the costs and expenses of the Lender, Servicer and each Rating Agency in connection therewith, and, if applicable, shall pay any fees imposed by any Rating Agency as a condition to the delivery of such confirmation.

•	Securitization.

(a)          Borrower understands that certain of the Provided Information may be included in disclosure documents in connection with the Secondary Market Transaction, including, without limitation, a prospectus, prospectus supplement or private placement memorandum (each, a “Disclosure Document”) and may also be included in filings with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or provided or made available to investors or prospective investors in the Securities, the Rating Agencies, and service providers relating to the Secondary Market Transaction. In the event that the Disclosure Document is required to be revised prior to the sale of all Securities, the Borrower will cooperate with the holder of the Note in updating the Disclosure Document by providing all current information necessary to keep the Disclosure Document accurate and complete in all material respects.

•              Reinstatement in Certain Circumstances. If at any time any payment of the principal of or interest under the Note or any other amount payable by the Borrower under the Loan Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, Guarantor’s obligations hereunder with respect to such payment shall be reinstated as though such payment has been due but not made at such time.

•             Amendment and Restatement. This Amended and Restated Guaranty, together with that certain Amended and Restated Guaranty dated as of the date hereof executed by Guarantor for the benefit of Lender with respect to the Other Loan (as defined in the Mortgage) (the “Other Guaranty”), shall amend, restate and replace in its entirety that certain Guaranty dated as of November 21, 2006 executed by Guarantor for the benefit of CWCapital LLC, a Massachusetts limited liability company (“CWC”) (the “Original Guaranty”). CWC assigned the entirety of its interest in the Loan Documents (including the Original Guaranty) to Lender on December 21, 2006. All terms, conditions, guarantees and obligations of the Original Guaranty shall remain in full force and effect as assigned to Lender and as amended and restated herein and in the Other Guaranty in its entirety, and all rights and remedies provided for therein shall be preserved to Lender. Nothing contained herein or done pursuant hereto shall affect or be construed to affect the priority of the lien or security interest securing the Loan over the priority of other liens, charges, encumbrances or other security interests. Guarantor does hereby confirm, ratify and reaffirm the obligations contained in the Original Guaranty, as assigned to Lender and as amended and restated hereby and by the Other Guaranty in its entirety.

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EXECUTED as of the day and year first above written.

GUARANTOR:

PRIME GROUP REALTY, L.P.,
a Delaware limited partnership

By:   PRIME GROUP REALTY TRUST,
a Maryland real estate investment trust,
its General Partner

By: [s] Paul G. Del Vecchio

Name: Paul G. Del Vecchio

Title:   Senior Vice President - Capital Markets

Attachment

Notarial Jurat

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STATE OF ILLINOIS	§
§
COUNTY OF COOK	§

This instrument was ACKNOWLEDGED before me on December 28, 2006, by PAUL G. DEL VECCHIO, as Senior Vice President - Capital Markets of PRIME GROUP REALTY TRUST, a Maryland real estate investment trust, as General Partner of PRIME GROUP REALTY, L.P., a Delaware limited partnership, on behalf of said limited partnership.

[S E A L]	[s] Joella Malone
Notary Public, State of Illinois

My Commission Expires:

Joella Malone
07/10/09_________________	Printed Name of Notary Public

AMENDED AND RESTATED GUARANTY – Acknowledgment Page

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